                                                                    Exhibit 10.3

                               SECURITY AGREEMENT


     SECURITY AGREEMENT dated as of October 31, 1997 made by PHP HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), each of the other Persons
                                          --------
listed on the signature pages hereof under the caption "Grantors" and the Additional Grantors (as defined in Section 25(c)) (the Borrower, the other Persons so listed and the Additional Grantors being, collectively, the

"Grantors") to NationsBank, N.A. ("NationsBank"), as administrative agent (the
 --------                          -----------
"Administrative Agent") for the Secured Parties (as defined in the Credit
---------------------
Agreement referred to below).

     PRELIMINARY STATEMENTS.

     (1) The Borrower has entered into a Credit Agreement dated as of October 31, 1997 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and
                              ----------------
not otherwise defined herein being used herein as therein defined) with the banks, financial institutions and other institutional lenders party thereto (the "Lenders"), NationsBank, as initial issuing bank and the Administrative Agent.
 -------

     (2) Each Grantor is the owner of the shares (the "Pledged Shares") of stock
                                                       --------------
set forth opposite such Grantor's name in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Pledged Debt")
                                                                ------------
set forth opposite such Grantor's name in Part II of said Schedule I and issued by the obligors named therein.

     (3) The Borrower has opened a non-interest bearing cash collateral account (the "Cash Collateral Account") with NationsBank at its office at 100 North
      -----------------------
Tryon Street, Charlotte, North Carolina 28255 Account No. 375-052-7254, in the name of the Borrower but under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.

     (4) The Borrower has opened a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with NationsBank at its office at 100 North Tryon Street, Charlotte, North Carolina 28255 Account No. 375-089-7418, in the name of the Borrower but under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.

     (5) It is a condition precedent to the making of Advances by the Lenders and to the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement from time to time, that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     NOW THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances under the Credit Agreement and the Issuing Bank to issue Letters of

Credit under the Credit Agreement from time to time, each of the Grantors hereby agrees with the Administrative Agent for its benefit and the ratable benefit of the Secured Parties as follows:

     Section 1.  Grant of Security.  Each of the Grantors hereby assigns and
                 -----------------
pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties a security interest in, the following (collectively, the "Collateral"):
                                  ----------

     (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");
           ---------

     (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");
                     ---------

     (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such
                                         -----------
leases, security agreements and other contracts being the "Related Contracts");
                                                           -----------------

     (d) all of the following (the "Security Collateral"):
                                    -------------------

         (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (ii) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (iii) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (iv) all additional indebtedness from time to time owed to such Grantor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (v) all of such Grantor's right, title and interest in and to the membership interests in any Person and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests.

     (e) all of such Grantor's right, title and interest in and to each of the agreements listed on Schedule II, and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned
                                                                    --------
Agreements"), including, without limitation, (i) all rights of such Grantor to
----------
receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");
                      --------------------

     (f)  all of the following (collectively, the "Account Collateral"):
                                                  ------------------

          (i) the Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;

          (ii) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

          (iii) all Lockbox Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Lockbox Accounts;

          (iv) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

          (v) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

          (vi) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

          (vii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

     (g) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (f) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     Section 2.  Security for Obligations.  This Agreement secures the payment
                 ------------------------
of all Obligations of each Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the
                            -------------------
generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by each Grantor to the Administrative Agent or the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

     Section 3.  Grantors Remain Liable.  Anything herein to the contrary
                 ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) neither the Administrative Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4.  Delivery of Security Collateral and Account Collateral.  All
                 ------------------------------------------------------
certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in Section 14(a). In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

     Section 5.  Maintaining the Cash Collateral Account and the L/C Cash
                 --------------------------------------------------------
Collateral Account.  So long as any Advance shall remain unpaid, any Letter of
------------------
Credit shall be outstanding or any Secured Party shall have any Commitment under the Credit Agreement:

     (a) The Borrower will maintain the Cash Collateral Account and the L/C Cash Collateral Account with NationsBank.

     (b) It shall be a term and condition of each of the Cash Collateral Account and the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 8 and Section 21, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Grantor or any other Person from the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be.

The Cash Collateral Account and the L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

     Section 6.  Maintaining the Lockbox Accounts.  So long as any Advance shall
                 --------------------------------
remain unpaid, any Letter of Credit shall be outstanding or any Secured Party shall have any Commitment under the Credit Agreement:

     (a) Each Grantor shall maintain lockboxes and blocked deposit accounts ("Lockbox Accounts") only with banks ("Lockbox Banks") that have entered (or
------------------                     -------------
will enter prior to December 5, 1997) into letter agreements in substantially the form of Exhibit A with such Grantor and the Administrative Agent ("Lockbox
                                                                       -------
Letters").
-------

     (b) Each Grantor shall immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make
                                                             -------
such payment to a Lockbox Account or to the Cash Collateral Account and shall pay to the Administrative Agent for deposit in the Cash Collateral Account, at the end of each Business Day, all proceeds of

Collateral and all other cash of such Grantor in excess of $500,000 in the aggregate; provided, however, that D.C. Chartered Health Plan, Inc. may keep on
           --------  -------
deposit in a deposit account any amount that is required to be kept on deposit by it by its governmental regulatory authority.

     (c) Each Grantor shall instruct each Lockbox Bank maintained by such Grantor to transfer to the Cash Collateral Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Lockbox Account in such Lockbox Bank.

     (d) Upon any termination of any Lockbox Letter or other agreement with respect to the maintenance of a Lockbox Account by any Grantor or any Lockbox Bank, such Grantor shall immediately notify all Obligors that were making payments to such Lockbox Account to make all future payments to another Lockbox Account or to the Cash Collateral Account. Each Grantor agrees to terminate any or all Lockbox Accounts and Lockbox Letters upon request by the Administrative Agent.

     Section 7.  Investing of Amounts in the Cash Collateral Account and the L/C
                 ---------------------------------------------------------------
Cash Collateral Account.  If requested by the Borrower, the Administrative Agent
-----------------------
will, subject to the provisions of Section 8 and Section 21, from time to time
(a) invest amounts on deposit in the Cash Collateral Account and the L/C Cash Collateral Account in such Cash Equivalents in the name of the Administrative Agent as the Borrower may select and the Administrative Agent may approve and
(b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Administrative Agent as the Borrower may select and the Administrative Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not
              ----------------------
invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be.

     Section 8.  Release of Amounts.  So long as no Default shall have occurred
                 ------------------
and be continuing, the Administrative Agent will pay and release to the Borrower or at its order and at the request of the Borrower, the amount, if any, by which the credit balance of the Cash Collateral Account exceeds the aggregate unpaid principal amount of the Revolving Credit Advances.

     Section 9.  Representations and Warranties.  Each Grantor represents and
                 ------------------------------
warrants as follows:

     (a) All of such Grantor's Equipment and Inventory are located at one or more of the places specified in Schedule III hereto. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables, are located at the address specified below the name of such Grantor on the signature pages hereof (or in the case of any Additional Grantor at the address listed below the name of such Additional Grantor on the signature page of the Security Agreement Supplement (as defined in Section 25(c)) executed and delivered by such Additional Grantor). Original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Administrative Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument unless the same has been delivered to the Administrative Agent.

     (b) Such Grantor is the legal and beneficial owner of the Collateral pledged by such Grantor hereunder free and clear of any Lien, except for the security interest created by this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement or as permitted by the Credit Agreement. Each Grantor has no trade names other than the trade names listed on Schedule IV.

     (c) Such Grantor has possession and control of the Equipment and Inventory pledged by such Grantor hereunder.

     (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

     (e) Except as disclosed in the Credit Agreement, the Pledged Shares pledged by such Grantor hereunder constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I. The Pledged Debt pledged by such Grantor hereunder is outstanding in the principal amount indicated on Schedule I.

     (f) The Assigned Agreements to which such Grantor is a party, true and complete copies of which have been furnished to each Secured Party, have been (to the best knowledge of such Grantor, in the case of any parties other than such Grantor) duly authorized, executed and delivered by all parties thereto, have not been amended or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect that affect creditors' rights generally, general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and the application of any fraudulent conveyance, fraudulent transfer, fraudulent obligation, or preferential transfer or any law governing the distribution of assets of any Person. To the best knowledge of such Grantor, there exists no default under any Assigned Agreement to which such Grantor is a party by any party thereto. Each party to the Assigned Agreements to which such Grantor is a party (other than such Grantor) has executed and delivered to such Grantor a consent, in substantially the form of Exhibit B, to the assignment of the Agreement Collateral to the Administrative Agent pursuant to this Agreement.

     (g) Such Grantor has no Lockbox Accounts or other deposit accounts other than the Lockbox Accounts listed below such Grantor's name on Schedule V and the permitted unblocked accounts listed below such Grantor's name on Schedule VI. Such Grantor has instructed all existing Obligors to make all payments to either a Lockbox Account or the Cash Collateral Account.

     (h) This Agreement, the pledge of the Security Collateral by such Grantor pursuant hereto and the pledge and assignment of the Account Collateral by such Grantor pursuant hereto create a valid first priority security interest in the Collateral of such Grantor (subject only to Permitted Liens and Liens permitted by Section 5.02(a)(iii), (vii), (viii) or (ix)), securing the payment of the Secured Obligations, and, upon the filing of the financing statements referred to in Section 3.01(m) of the Credit Agreement, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     (i) No consent of any other Person (except consents already obtained) and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest (except as set forth in Section 9(h) above), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, or (iii) for the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except (i) as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally, (ii) the approval of the Commissioner of Insurance and Securities as to the Pledged Shares issued by D.C. Chartered Health Plan, Inc. and (iii) the approval of the Bureau of Insurance as to the Pledged Shares issued by Virginia Chartered Health Plan, Inc..

     (j) The Inventory has been produced by such Grantor in compliance with all requirements of the Fair Labor Standards Act.

     Section 10.  Further Assurances.  (a)  Each Grantor agrees that from time
                  ------------------
to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) mark conspicuously each document included in the Inventory pledged by such Grantor hereunder, each chattel paper included in the Receivables pledged by such Grantor hereunder, each Related

Contract pledged by such Grantor hereunder, each Assigned Agreement to which such Grantor is a party and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral pledged by such Grantor hereunder without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral pledged by such Grantor hereunder and such other reports in connection with the Collateral pledged by such Grantor hereunder as the Administrative Agent may reasonably request, all in reasonable detail.

     Section 11.  As to Equipment and Inventory.  (a)  Each Grantor shall keep
                  -----------------------------
the Equipment and Inventory (other than Inventory sold in the ordinary course of business) pledged by such Grantor hereunder at the places therefor specified in
Section 9(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all action required by Section 10 shall have been taken with respect to such Equipment and Inventory.

     (b) Each Grantor shall cause the Equipment pledged by such Grantor hereunder to be maintained and preserved in the same condition, repair and working order as exists on the date hereof or, with respect to Equipment acquired after the date hereof, as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any material loss or damage to any of such Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment pledged by such Grantor hereunder.

     (c) Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory pledged by such Grantor hereunder, except as permitted by the provisions of the Credit Agreement. In producing the Inventory pledged by such Grantor hereunder, each Grantor shall comply with all requirements of the Fair Labor Standards Act.

     Section 12.  Insurance.  (a)  Each Grantor shall, at its own expense,
                  ---------
maintain insurance with respect to the Equipment and Inventory pledged by such Grantor hereunder in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Administrative Agent from time to time. Each such policy shall provide for all losses to be paid on behalf of the Administrative Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $250,000 per occurrence) to be paid directly to the Administrative Agent. Each such policy shall in addition (i) name such Grantor and the Administrative Agents as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the issuer. Each Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Administrative Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

     (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 12 is not applicable, the Grantor that owns such Equipment or Inventory shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 12 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

     (c) Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $250,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Administrative Agent as specified in Section 21(b).

     Section 13.  Place of Perfection; Records; Collection of Receivables.  (a)
                  -------------------------------------------------------
Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, and the original copies of the Assigned Agreements to which such Grantor is a party and all originals of all chattel paper that evidence Receivables pledged by such Grantor hereunder, at the location therefor specified in Section 9(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

     (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, each Grantor may take (and, at the Administrative Agent's direction, shall take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables pledged by such Grantor hereunder; provided, however, that the Administrative Agent shall have the right
           --------  -------
at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding
                                                        -------
sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of such Receivables shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be deposited in the Cash Collateral Account and either (A) released to such Grantor on the terms set forth in Section 8 so long as no Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided by Section 21(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such Receivable pledged by such Grantor hereunder, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

     Section 14.  Voting Rights; Dividends; Etc.  (a)  So long as no Event of
                  -----------------------------
Default shall have occurred and be continuing:

           (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral pledged by such Grantor hereunder or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that
                                                         --------  -------
each Grantor shall not exercise or refrain from exercising any such right if, in the Administrative Agent's judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral pledged by such Grantor hereunder; provided, however, that any and all
                        --------  -------

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b)  Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to the Borrower by the Administrative Agent, cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

          (ii) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

     Section 15.  As to the Assigned Agreements.  (a)  Each Grantor shall at its
                  -----------------------------
expense:

           (i) perform and observe all the terms and provisions of the Assigned Agreements to which such Grantor is a party to be performed or observed by it, use reasonable efforts to maintain such Assigned Agreements in full force and effect, use reasonable efforts to enforce such Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Administrative Agent; and

           (ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which such Grantor is a party, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Collateral pledged by such Grantor hereunder as the Administrative Agent may reasonably request and (B) upon request of the Administrative Agent make to each other party to any such Assigned Agreement such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

     (b)   Each Grantor agrees that it shall not:

           (i) cancel or terminate any Assigned Agreement to which such Grantor is a party or consent to or accept any cancellation or termination thereof;

           (ii) amend or otherwise modify any Assigned Agreement to which such Grantor is a party or give any consent, waiver or approval thereunder;

           (iii) waive any default under or breach of any Assigned Agreement to which such Grantor is a party;

           (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement to which such Grantor is a party, except as expressly provided therein; or

           (v) take any other action in connection with any Assigned Agreement to which such Grantor is a party that would materially impair the value of the interest or rights of such Grantor thereunder or that would materially impair the interest or rights of the Administrative Agent.

     Section 16.  Payments Under the Assigned Agreements and the Material
                  -------------------------------------------------------
Contracts.  (a)  Each Grantor agrees, and has effectively so instructed (or
---------
will, within five Business Days following the Closing Date, effectively so instruct) each other party to each Assigned Agreement and each Material Contract to which such Grantor is a party, that all payments due or to become due under or in connection with such Assigned Agreement shall be made directly to the Cash Collateral Account or to a Lockbox Account.

     (b) Except as set forth in Section 21, all moneys received or collected pursuant to subsection (a) above shall be applied as set forth in Section 8.

     Section 17.  Transfers and Other Liens; Additional Shares.  (a)  Each
                  --------------------------------------------
Grantor agrees that it shall not, other than in accordance with the terms of the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales of Inventory pledged by such Grantor hereunder in the ordinary course of business, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement.

     (b) Each Grantor agrees that it shall (i) cause each issuer of the Pledged Shares pledged by such Grantor hereunder not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities owned by such Grantor of each issuer of the Pledged Shares.

     Section 18.  Administrative Agent Appointed Attorney-in-Fact.  Each Grantor
                  -----------------------------------------------
hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 12,

     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

     (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

     Section 19.  Administrative Agent May Perform.  If any Grantor fails to
                  --------------------------------
perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 23(b).

     Section 20.  The Administrative Agent's Duties.  The powers conferred on
                  ---------------------------------
the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Administrative Agent or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which NationsBank accords its own property.

     Section 21.  Remedies.  If any Event of Default shall have occurred and be
                  --------
continuing:

     (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "New York Uniform Commercial Code") (whether or not the New York Uniform
---------------------------------
Commercial Code applies to the affected Collateral) and also may (i) require any or all of the Grantors to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral pledged by such Grantor hereunder as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral pledged by such Grantor hereunder or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 23) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (c) The Administrative Agent may exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

     (d) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).

     (e) The Administrative Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Cash Collateral Account or the L/C Cash Collateral Account or any part thereof.

     Section 22.  Registration Rights.  If the Administrative Agent shall
                  -------------------
determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 21, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

     (a) execute and deliver, and cause each issuer of the Security Collateral pledged by such Grantor hereunder contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), to cause the registration statement
                   --------------
relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

     (b) use its reasonable efforts to qualify the Security Collateral pledged by such Grantor hereunder under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Administrative Agent;

     (c) cause each such issuer of the Security Collateral pledged by such Grantor hereunder to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

     (d) provide the Administrative Agent with such other information and projections as may be necessary or, in the opinion of the Administrative Agent, advisable to enable the Administrative Agent to effect the sale of the Security Collateral pledged by such Grantor hereunder; and

     (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral pledged by such Grantor hereunder or any part thereof valid and binding and in compliance with applicable law.

The Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 21, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to the Security Collateral.

     Section 23.  Indemnity and Expenses.  (a)  Each Grantor agrees to indemnify
                  ----------------------
the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     (b) The Borrower will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

     Section 24.  Security Interest Absolute.  The obligations of each Grantor
                  --------------------------
under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower is joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of the each Grantor hereunder, shall be absolute and unconditional, irrespective of:

     (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower, any other Loan Party, or any of their subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of their subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of their subsidiaries; or

     (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest.

     Section 25.  Amendments; Waivers; Etc.  (a)  No amendment or waiver of any
                  ------------------------
provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by each Grantor and the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     (c) Upon the execution and delivery by any Person of a supplement to this Agreement, in each case in substantially the form of Exhibit C hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an
------------------------------
"Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to such Additional Grantor and each reference in any other Loan Document to a "Grantor" or a "Loan Party" shall also mean and be a reference to such Additional Grantor, and (ii) the schedule supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement the Schedules to this Agreement, as appropriate, and the Administrative Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

     Section 26.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered if to any Grantor, addressed to it at the address set forth below its name on the signature pages hereof, if to any Additional Grantor, addressed to it at the address set forth below its name on the signature pages to the Security Agreement Supplement executed and delivered by such Additional Grantor, if to the Administrative Agent, addressed to it at its address set forth in Section 8.02 of the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the Grantors and the Administrative Agent. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective three days after being deposited in the mails or, if sent by overnight courier, on the day following the day of delivery to the overnight courier, or when telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

     Section 27.  Continuing Security Interest; Assignments under the Credit
                  ----------------------------------------------------------
Agreement.  This Agreement shall create a continuing security interest in the
---------
Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of the Secured Obligations and the Termination Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it to any other Person), and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

     Section 28.  Release and Termination.  (a)  Upon any sale, lease, transfer
                  -----------------------
or other disposition of any item of Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at the expense of the Grantor pledging such item of Collateral hereunder, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release
        --------  -------
no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Administrative Agent, at least ten days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request, and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with
Section 2.06 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Administrative Agent at the closing.

     (b) Upon the later of the payment in full in cash of the Secured Obligations and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the appropriate Grantor. Upon any such termination, the Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     Section 29.  The Mortgages.  In the event that any of the Collateral
                  -------------
hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

     Section 30.  Governing Law; Terms.  This Agreement shall be governed by and
                  --------------------
construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the New York Uniform Commercial Code are used herein as therein defined.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                     GRANTORS
                                     --------


                                     PHP HEALTHCARE CORPORATION



                                     By  /s/ Anthony M. Picini
                                       ----------------------------------
                                          Title:
                                          Address:



                                     HEALTH COST CONSULTANTS, INC.



                                     By  /s/ Anthony M. Picini
                                       ----------------------------------
                                          Title:
                                          Address:



                                     PHP/CHE, INC.



                                     By  /s/ Anthony M. Picini
                                       ----------------------------------
                                          Title:
                                          Address:



                                     PHP/IHS, INC.



                                     By  /s/ Anthony M. Picini
                                       ----------------------------------
                                          Title:
                                          Address:

                                     PHP LOUISIANA, INC.



                                     By  /s/ Anthony M. Picini
                                       ----------------------------------
                                           Title:
                                           Address:


                                     PHP NJ MSO, INC.



                                     By  /s/ Anthony M. Picini
                                       ----------------------------------
                                           Title:
                                           Address:


                                     PINNACLE HEALTH ENTERPRISES, L.L.C.

                                     By    PHP HEALTHCARE CORPORATION
                                           as Member



                                           By /s/ Anthony M. Picini
                                             ---------------------------------
                                             Title:
                                             Address:


                                     By    PHP NJ MSO, Inc.
                                           as Member



                                           By /s/ Anthony M. Picini
                                             ----------------------------------
                                             Title:
                                             Address: